POWER OF ATTORNEY

I, the undersigned Treasurer and Principal Financial and Accounting Officer of Allianz Funds Multi-Strategy Trust, hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and William V. Healey, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Allianz Funds Multi-Strategy Trust on Form N-14 relating to the proposed merger of Allianz RCM Global EcoTrendsSM Fund, a continuously offered, closed end interval fund, with and into Allianz RCM Global EcoTrendsSM Fund, an open-end series of Allianz Funds Multi-Strategy Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

/s/ Brian S. Shlissel	April 1, 2008
Brian S. Shlissel, Treasurer & Principal Financial and Accounting Officer	Date

POWER OF ATTORNEY

I, the undersigned Trustee of Allianz Funds Multi-Strategy Trust, hereby severally constitute and appoint each of E. Blake Moore, Brian S. Shlissel, Thomas J. Fuccillo and William V. Healey, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Allianz Funds Multi-Strategy Trust on Form N-14 relating to the proposed merger of Allianz RCM Global EcoTrends SM Fund, a continuously offered, closed end interval fund, with and into Allianz RCM Global EcoTrendsSM Fund, an open-end series of Allianz Funds Multi-Strategy Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

/s/ Paul Belica	April 1, 2008
Paul Belica, Trustee	Date

POWER OF ATTORNEY

I, the undersigned Trustee of Allianz Funds Multi-Strategy Trust, hereby severally constitute and appoint each of E. Blake Moore, Brian S. Shlissel, Thomas J. Fuccillo and William V. Healey, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Allianz Funds Multi-Strategy Trust on Form N-14 relating to the proposed merger of Allianz RCM Global EcoTrends SM Fund, a continuously offered, closed end interval fund, with and into Allianz RCM Global EcoTrendsSM Fund, an open-end series of Allianz Funds Multi-Strategy Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

/s/ Robert E. Connor	March 25, 2008
Robert E. Connor, Trustee	Date

POWER OF ATTORNEY

I, the undersigned Trustee of Allianz Funds Multi-Strategy Trust, hereby severally constitute and appoint each of E. Blake Moore, Brian S. Shlissel, Thomas J. Fuccillo and William V. Healey, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Allianz Funds Multi-Strategy Trust on Form N-14 relating to the proposed merger of Allianz RCM Global EcoTrends SM Fund, a continuously offered, closed end interval fund, with and into Allianz RCM Global EcoTrendsSM Fund, an open-end series of Allianz Funds Multi-Strategy Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

/s/ William B. Ogden, IV	March 25, 2008
William B. Ogden, IV, Trustee	Date

POWER OF ATTORNEY

I, the undersigned Trustee of Allianz Funds Multi-Strategy Trust, hereby severally constitute and appoint each of E. Blake Moore, Brian S. Shlissel, Thomas J. Fuccillo and William V. Healey, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Allianz Funds Multi-Strategy Trust on Form N-14 relating to the proposed merger of Allianz RCM Global EcoTrends SM Fund, a continuously offered, closed end interval fund, with and into Allianz RCM Global EcoTrendsSM Fund, an open-end series of Allianz Funds Multi-Strategy Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

/s/ John C. Maney	April 1, 2008
John C. Maney, Trustee	Date

POWER OF ATTORNEY

I, the undersigned Trustee of Allianz Funds Multi-Strategy Trust, hereby severally constitute and appoint each of E. Blake Moore, Brian S. Shlissel, Thomas J. Fuccillo and William V. Healey, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Allianz Funds Multi-Strategy Trust on Form N-14 relating to the proposed merger of Allianz RCM Global EcoTrends SM Fund, a continuously offered, closed end interval fund, with and into Allianz RCM Global EcoTrendsSM Fund, an open-end series of Allianz Funds Multi-Strategy Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

/s/ John J. Dalessandro, II	April 1, 2008
John J. Dalessandro, II, Trustee	Date